UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 25, 2014

Date of Report

(Date of earliest event reported)

Bear State Financial, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

900 South Shackleford Rd., Suite 401 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

(501) 320-4904

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On June 25, 2014, Bear State Financial, Inc. (“BSF”) announced that it plans to release the results of its operations for the three-month period ended June 30, 2014 by mid-August 2014. The second quarter results would include approximately two weeks of operations from Heritage Bank and First National Bank, which were acquired in connection with BSF’s merger with First National Security Company of Hot Springs, Arkansas on June 13, 2014. BSF presently anticipates reporting a loss for the second quarter of 2014 due to transaction expenses, the retirement of certain pension liabilities, and other one-time expenses, which will be described in BSF’s Current Report on Form 10-Q for the three-month period ending June 30, 2014.

BSF also announced that it expects to report earnings per share of $0.25-0.30 for the six months ending December 31, 2014, excluding any one-time adjustments or expenses. BSF expects to provide guidance for the year ending December 31, 2015 mid- to late-fourth quarter 2014.

Earnings per share excluding one-time adjustments or expenses is considered a non-GAAP measure. For the six months ending December 31, 2014, non-GAAP earnings per share excludes acquisition related expenses, restructuring and impairment charges, and certain investment gains or losses, the exact amount of which are not currently determinable, but may be significant. For that reason, BSF is unable to provide GAAP earnings estimates for the six months ending December 31, 2014 at this time. BSF believes that non-GAAP earnings per share is useful because that information is an appropriate measure for evaluating BSF's operating performance. This measure should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

The information contained in this Form 8-K is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Use of Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” as defined in the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, projected results for the second quarter of 2014 and the six months ended December 31, 2104. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Readers are strongly encouraged to read the full cautionary statements contained in BSF's filings with the SEC. BSF disclaims any obligation to update or revise any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STATE FINANCIAL, INC.

Date: June 25, 2014	By:	/s/ Sherri Billings
	Name:	Sherri Billings
	Title:	Executive Vice President and Chief Financial Officer